SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       January 9, 2014
                        Date of Report
              (Date of Earliest Event Reported)

               CLOUD RUN ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)


Delaware                    000-55068		  46-3601223
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                       215 Apolena Avenue
                  Newport Beach, California 92662
              (Address of Principal Executive Offices)

                           202-387-5400
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Heyu Leisure Holidays Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             CLOUD RUN ACQUISITION CORPORATION


Date: January 9, 2014          /s/  James Cassidy
                                    President